UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 30, 2021 (March 30, 2021)

PRESIDIO PROPERTY TRUST, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-34049	33-0841255
__________	__________	__________
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

4995 Murphy Canyon Road, Suite 300
San Diego, California 92123
(Address of Principal Executive Offices, Including Zip Code)
____________________

(760) 471-8536
(Registrant’s Telephone Number, Including Area Code)
___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Series A Common Stock, $0.01 par value per share	SQFT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                                                                                                                                                                                                                                                                                         Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition

Press Release

On March 30, 2021, Presidio Property Trust, Inc. (the "Company") issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2020 and made the press release available on its website, www.PresidioPT.com.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The Company also made available on its website a financial supplement containing financial data of the Company (“Supplemental Financial Information”) for the fourth quarter and year ended December 31, 2020 (“Q4-2020 and Y/E 2020”), and such Supplemental Financial Information is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

The information in this Item 2.02 of this Current Report on Form 8-K (“Form 8-K”), including the information contained in the exhibits, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01	Regulation FD Disclosure

The supplemental information furnished by the Company and posted to its website as described above under Item 2.02 is hereby incorporated by reference into this Item 7.01.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits
99.1	Press Release dated March 30, 2021
99.2	Supplemental Financial Information for Q4-2020 and Y/E 2020
104	Cover Page Interactive Data File (embedded with the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 30, 2021	PRESIDIO PROPERTY TRUST, INC.
By: /s/ Adam Sragovicz
Adam Sragovicz
Chief Financial Officer